                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 29, 2000

                            VERSO TECHNOLOGIES, INC.

             (Exact name of Registrant as specified in its charter)
-------------------------------------------------------------------------------

            Minnesota                    0-22190                41-1484525
------------------------------   -----------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                    Identification Number)

      400 Galleria Parkway, Suite 300
            Atlanta, Georgia                                    30339
---------------------------------------                      ----------
(Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code:         (770) 612-3500
                                                     -------------------------


                              Eltrax Systems, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 2, 2000, Verso Technologies, Inc. ("Verso") announced that it had consummated on September 29, 2000 the business combination with Cereus Technology, Inc. ("Cereus") contemplated by that certain Second Amended and Restated Agreement and Plan of Merger dated July 27, 2000 (the "Merger Agreement"), by and between Verso (formerly known as Eltrax Systems, Inc.), Cereus, and Solemn Acquisition Corporation, a wholly-owned subsidiary of Verso ("Merger Sub"), pursuant to which, among other things, Merger Sub merged with and into Cereus with Cereus thereupon becoming a wholly-owned subsidiary of Verso (the "Merger").

         As a result of the Merger, each outstanding share of Cereus common stock, $.01 par value per share, was converted into the right to receive 1.75 shares of Verso common stock, $.01 par value per share.

         The Merger will be accounted for as a purchase.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement appearing in the Joint Proxy Statement/Prospectus dated August 30, 2000 constituting a part of the Registration Statement on Form S-4/A (No. 333-43224) filed by Verso with the Securities and Exchange Commission on August 29, 2000 (the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information have been filed with the Securities and Exchange Commission as part of the Registration Statement.

         (c)      Exhibits.

          2.1 Second Amended and Restated Agreement and Plan of Merger, dated as of July 27, 2000, among Verso, Cereus and Merger Sub (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus included in the Registration Statement).

          3.1     Amendment of Articles of Incorporation of Registrant

         99.1     Press release dated October 2, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VERSO TECHNOLOGIES, INC.
                                         --------------------------------------
                                                   (Registrant)


Date: October 2, 2000                      /s/    Juliet M. Reising
                                         --------------------------------------
                                                  Juliet M. Reising
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

 2.1     Second Amended and Restated Agreement and Plan of Merger, dated as of
         July 27, 2000, among Verso, Cereus and Merger Sub (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus included in the Registration Statement).

 3.1     Amendment of Articles of Incorporation of Registrant.

99.2     Press release dated October 2, 2000.